Exhibit 10.2

CONSENT OF HOLDERS AND

AMENDMENT OF SENIOR SECURED NOTES

THIS CONSENT OF HOLDERS AND AMENDMENT OF SENIOR SECURED NOTES (this “Consent”) is made and entered into as of June 26, 2017 by and among the undersigned holders (“Holders”) of those certain Senior Secured Notes issued December 15, 2016 by Pacific Ethanol, Inc., a Delaware corporation (the “Company”), in the aggregate principal amount of $55,000,000 (collectively, the “Initial Notes”) and the undersigned holders who are to receive Additional Notes (as defined below) but who do not hold any Initial Notes (“Additional Holders”).

RECITALS

WHEREAS, the Company issued the Initial Notes pursuant to a Note Purchase Agreement dated as of December 12, 2016 by and among the Company and the “Investors” identified therein (the “Initial Purchase Agreement”).

WHEREAS, the Company’s obligations arising under the Initial Notes and the Initial Purchase Agreement, among other obligations, are secured pursuant to a Security Agreement dated effective as of December 15, 2016 by and among the Company, each Holder and Cortland Capital Market Services LLC, as collateral agent for itself and the secured parties thereunder (the “Security Agreement”).

WHEREAS, the Company desires to borrow additional funds from certain Holders and the Additional Holders under an additional Note Purchase Agreement dated as of June 26, 2017 (the “Additional Purchase Agreement”), pursuant to which the Company will issue, and such Holders and Additional Holders will purchase on a several basis, $13,948,078 in aggregate principal amount of senior secured notes due December 15, 2019 (the “Additional Notes”).

WHEREAS, in connection with the Additional Purchase Agreement and the Additional Notes, the Company, all Holders, the Additional Holders and Cortland Capital Market Services LLC will separately enter into an amendment to the Security Agreement that expands the obligations secured thereby to additionally cover the obligations under the Additional Notes and the Additional Purchase Agreement, among other obligations.

WHEREAS, the Holders desire, among the other matters set forth herein, to consent to the issuance of the Additional Notes pursuant to the Additional Purchase Agreement, and amend the Initial Notes as provided for herein, including to have the Initial Notes and the Additional Notes, collectively, rank pari passu as to all payments thereunder.

1

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the covenants contained in this Consent, and for other good and valuable consideration, the receipt and adequacy are hereby acknowledged, the Company, the Holders and the Additional Holders agree as follows:

1.       Issuance of Additional Notes. The Holders consent to the issuance of the Additional Notes pursuant to the Additional Purchase Agreement. The Additional Notes shall be deemed Permitted Indebtedness under the Initial Notes.

2.       Pari Passu Nature of Initial Notes and Additional Notes. All payments due under any Initial Note or any Additional Note shall rank pari passu with all other Initial Notes and Additional Notes, collectively, and the Initial Notes and the Additional Notes shall be secured by the “Pledged Collateral” under and as defined in the Security Agreement on a pari passu basis. To this end, and to accomplish such other effects as the following amendments shall cause, upon the closing under the Additional Purchase Agreement, the following terms in the Initial Notes are amended as follows:

(a)       the term “Notes” shall comprise both the Initial Notes and the Additional Notes; and

(b)       the term “Other Notes” shall comprise all Notes (as such term is amended above) other than the subject Note.

3.       Consent to ICP Transaction. The Holders and the Additional Holders consent to the transactions contemplated by the ICP Agreement as a permitted Fundamental Transaction under the Notes (as such term is amended above). “ICP Agreement” means the Agreement and Plan of Merger dated June 26, 2017 by and among Pacific Ethanol Central, LLC, ICP Merger Sub, LLC, Illinois Corn Processing, LLC, Illinois Corn Processing Holdings Inc. and MGPI Processing, Inc.

4.       Other Amendments to the Initial Notes. Upon the closing under the Additional Purchase Agreement:

(a)       Section 19.14 of the Initial Notes is amended to add the following sentence to the end of the “Permitted Indebtedness” definition:

Notwithstanding anything to the contrary, Permitted Indebtedness of ICP Merger Sub, LLC, a Delaware limited liability company (as the surviving entity in the merger contemplated under the ICP Agreement, which is to be renamed as “Illinois Corn Processing, LLC” upon closing thereof, hereinafter “ICP”) and ICP’s direct and indirect subsidiaries (collectively, the “ICP Entities”) shall not include any Indebtedness secured by a second priority security interest in any equity or assets of the ICP Entities; provided, however, that the foregoing shall not prohibit any such Indebtedness (a) issued by ICP to the sellers under the ICP Agreement to the extent preexisting liens result in a second priority security interest in certain assets of ICP in favor of the sellers, or (b) resulting from equipment leases. For the avoidance of doubt, any first priority security interest in any equity or assets of the ICP Entities is expressly permitted.

2

(b)       The term “respective Subsidiaries” in Section 19.6 of the Initial Notes is amended and restated to read “respective direct or indirect subsidiaries”.

(c)       Section 19.14 of the Initial Notes is amended to add new subsection (viii) in the definition of “Permitted Indebtedness” immediately following subsection (vii) thereof, as follows:

“and (viii) additional Indebtedness of the Company in an amount up to $15,000,000 that may arise from an increase in the credit facility of Kinergy Marketing LLC by an equivalent amount and resulting from the Company’s Contingent Obligations as a guarantor of the obligations arising under that facility, with the foregoing to be accomplished through an amendment and restatement of the facility.”

(d)       Section 19.15 of the Initial Notes is amended and restated to read in its entirety, as follows:

“Permitted Investments” means (i) investments existing on the date hereof (inclusive of (a) the investment in the Excluded Subsidiaries in the amount of $25,000,000 made in part with the proceeds of the Initial Notes, and (b) the investment in the Excluded Subsidiaries in the amount of $30,000,000 being made in part with the proceeds of the Additional Notes issued pursuant to the Additional Purchase Agreement), and (ii) additional investments in the Excluded Subsidiaries that in the aggregate outstanding at any time do not exceed $20,000,000.

(e)       The following defined terms are added to Section 19 of the Initial Notes:

“Additional Purchase Agreement” means the Note Purchase Agreement dated as of June 26, 2017, by and among the Company and each “Investor” (as defined therein), as amended, restated or otherwise modified from time to time.

“Additional Notes” means those certain Senior Secured Notes in the aggregate principal amount of $13,948,078 issued pursuant to the Additional Purchase Agreement.

“Initial Notes” means those certain Senior Secured Notes in the aggregate principal amount of $55,000,000 issued pursuant to the Purchase Agreement on December 15, 2016.”

“Transaction Documents” means this Note, the Other Notes, the Security Agreement, the Purchase Agreement and the Additional Purchase Agreement, together with any amendments, restatements, extensions or other modification thereto.

5.       Interpretation. Except as expressly modified by this Consent, all terms and provisions of the Initial Notes shall remain unchanged and in full force and effect and are ratified and affirmed on the date hereof. In the event of any inconsistency between the terms of this Consent and the terms of the Initial Notes prior to their amendment, the terms of this Consent shall control.

6.       Counterparts. This Consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent by signing any such counterpart.

3

7.       Governing Law. This Consent shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Consent shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

[Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Consent of Holders and Amendment of Senior Secured Notes to be duly executed and delivered as of the day and year first above written.

COMPANY:

PACIFIC ETHANOL, INC., a Delaware corporation

By:	/s/ Neil M. Koehler
Name:	Neil M. Koehler
Title:	President and Chief Executive Officer

Signature Page to Consent of Holders and Amendment of Senior Secured Notes

5

HOLDERS:

CWD Summit, LLC,
acting for and on behalf of
Candlewood Renewable Energy Series I

By: /s/ Janet E. Miller
Name: Janet Miller
Title: Authorized Person

Signature Page to Consent of Holders and Amendment of Senior Secured Notes

6

Flagler Master Fund SPC Ltd,
acting for and on behalf of
the class A segregated portfolio

By: /s/ Janet E. Miller
Name: Janet Miller
Title: Authorized Person

Signature Page to Consent of Holders and Amendment of Senior Secured Notes

7

Flagler Master Fund SPC Ltd,
acting for and on behalf of
the class B segregated portfolio

By: /s/ Janet E. Miller
Name: Janet Miller
Title: Authorized Person

Signature Page to Consent of Holders and Amendment of Senior Secured Notes

8

Candlewood Special Situations Master Fund II, L.P.

By: /s/ Janet E. Miller
Name: Janet Miller
Title: Authorized Person

Signature Page to Consent of Holders and Amendment of Senior Secured Notes

9

CIF-Income Partners (A), LLC
By: BlackRock Financial Management, Inc.
Its investment manager

By: /s/ J. David Matter
Name: J. David Matter
Title: Managing Director

Signature Page to Consent of Holders and Amendment of Senior Secured Notes

10

Orange 2015 DisloCredit Fund, L.P.

By: BlackRock Financial Management, Inc.
Its investment manager

By: /s/ J. David Matter
Name: J. David Matter
Title: Managing Director

Signature Page to Consent of Holders and Amendment of Senior Secured Notes

11

Sainsbury’s Credit Opportunities Fund, Ltd.

By: BlackRock Financial Management, Inc.
Its investment manager

By: /s/ J. David Matter
Name: J. David Matter
Title: Managing Director

Signature Page to Consent of Holders and Amendment of Senior Secured Notes

12

Co-Investment Income Fund, L.P. - US Tax-Exempt Series

By: BlackRock Financial Management, Inc.
Its investment manager

By: /s/ J. David Matter
Name: J. David Matter
Title: Managing Director

Signature Page to Consent of Holders and Amendment of Senior Secured Notes

13

Co-Investment Income Fund, L.P. - US Taxable Series
By: BlackRock Financial Management, Inc.
Its investment manager

By: /s/ J. David Matter
Name: J. David Matter
Title: Managing Director

Signature Page to Consent of Holders and Amendment of Senior Secured Notes

14